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                                                                    Exhibit 4(a)




                              CERTIFICATE OF STOCK

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  NUMBER                                                                                            SHARES
HA                                      HealthAxis Inc.

COMMON STOCK         INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA             COMMON STOCK

                                                                                              CSUIP 42219D 10 0


THIS CERTIFIES THAT                                                                                 SEE REVERSE FOR
                                                                                                 CERTAIN DEFINITIONS



is the owner of

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.10 PAR VALUE, OF HEALTHAXIS, INC.

transferable on the basis of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate property endorsed.

     This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated





                                                  HEALTHAXIS INC.

Francis L. Gillan, III                            CORPORATE SEAL                            Michael Ashker
Treasurer                                                                                   President
                                                      1982

                                                   PENNSYLVANIA


COUNTERSIGNED AND REGISTERED:
     CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
             (RIDGEFIELD PARK, N.J.)                   TRANSFER AGENT
                                                        AND REGISTRAR


                                                      AUTHORIZED OFFICER

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The corporation will furnish to any shareholder upon request and without change a full or summary statement of the designations, preferences, limitations and relative rights of the shares of each class authorized to be issued and, with respect to any authorized class of stock issuable in series, the variations in the relative rights and preferences between the shares of each series of such class so far as the same have been fixed and determined and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series.

                                             -----------------------------

Keep this certificate in a safe place. If it is lost, stolen, mutilated or destroyed, the corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate.

                                             -----------------------------


      The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
   TEN COM  - as tenants in common                               UNIF GIFT MIN ACT            Custodian
   TEN ENT  - as tenants in entireties                                            -----------------------------------
   JT TEN   - as joint tenants with right of                                        (Cust)                   (Minor)
              survivorship and not as tenants
                                                                                   under Uniform Gifts to Minors
                                                                                   Act
                                                                                      -------------------------------
                                                                                                (State)

                                                                 UNIF TRANS MIN ACT            Custodian
                                                                                   -----------------------------------
                                                                                     (Cust)                   (Minor)

                                                                                   under Uniform Transfers to Minors
                                                                                   Act
                                                                                      --------------------------------
                                                                                                 (State)

                      Additional abbreviations may also be used though not in the above list.

         For value received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEES

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|                                 |
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_________________________________________________________________________________________________________________________
                        (Please print or typewrite name and address, including zip code, of assignee)

_________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the promises.


Dated__________________________


                             _________________________________________________________
                    NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                             NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
                             PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                             CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:______________________________________________________________
                        THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
                        INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                        ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
                        SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE
                        17 ACT 15.

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